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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     March 28, 2002


                          CNH CAPITAL RECEIVABLES INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    333-38040              39-1995297
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 (State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)


100 South Saunders Road, Lake Forest                                 60045
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code      (847) 735-9200


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           (Former Name or Former Address, if Changed Since Last Report)





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Item 5.           Other Events

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.           Financial Statements and Exhibits

         (c) Exhibits.


Exhibit
  No.        Document Description
  ---        --------------------

1.1 Underwriting Agreement dated March 20, 2002 among CNH Capital Receivables Inc., Case Credit Corporation, Banc of America Securities LLC and Credit Suisse First Boston Corporation.

4.1 Indenture dated as of March 1, 2002 between CNH Equipment Trust 2002-A and Bank One, National Association.

4.2 Trust Agreement dated as of March 1, 2002 between CNH Capital Receivables Inc. and The Bank of New York.

4.3 Sale and Servicing Agreement dated as of March 1, 2002 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2002-A.

4.4 Case Purchase Agreement dated as of March 1, 2002 between Case Credit Corporation and CNH Capital Receivables Inc.

4.5 NH Purchase Agreement dated as of March 1, 2002 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.

4.6 Administration Agreement dated as of March 1, 2002 among CNH Equipment Trust 2002-A, Bank One, National Association and Case Credit Corporation.

4.7 Performance Guaranty dated as of March 1, 2002 between IHF - Internazionale Holding Fiat S.A. and Bank One, National Association.

4.8 Confirmation for U.S. Dollar Interest Rate Transaction dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Bank of America, N.A.

4.9 Confirmation for U.S. Dollar Interest Rate Transaction dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Bank of America, N.A.

4.10 Confirmation for U.S. Dollar Interest dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Credit Suisse First Boston International.

4.11 Confirmation for U.S. Dollar Interest dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Credit Suisse First Boston International.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown, Rowe & Maw dated March 28, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CNH CAPITAL RECEIVABLES INC.
                                     (Registrant)




Dated:  March 28, 2002            By:  /s/ Alberto Fornaro
                                       --------------------------------
                                       Alberto Fornaro
                                       Vice President & Treasurer


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                                INDEX TO EXHIBITS


Exhibit
  No.         Document Description
 ----         --------------------


1.1 Underwriting Agreement dated March 20, 2002 among CNH Capital Receivables Inc., Case Credit Corporation, Banc of America Securities LLC and Credit Suisse First Boston Corporation.

4.1 Indenture dated as of March 1, 2002 between CNH Equipment Trust 2002-A and Bank One, National Association.

4.2 Trust Agreement dated as of March 1, 2002 between CNH Capital Receivables Inc. and The Bank of New York.

4.3 Sale and Servicing Agreement dated as of March 1, 2002 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2002-A.

4.4 Case Purchase Agreement dated as of March 1, 2002 between Case Credit Corporation and CNH Capital Receivables Inc.

4.5 NH Purchase Agreement dated as of March 1, 2002 between New Holland Credit Company, LLC and CNH Capital Receivables Inc.

4.6 Administration Agreement dated as of March 1, 2002 among CNH Equipment Trust 2002-A, Bank One, National Association and Case Credit Corporation.

4.7 Performance Guaranty dated as of March 1, 2002 between IHF - Internazionale Holding Fiat S.A. and Bank One, National Association.

4.8 Confirmation for U.S. Dollar Interest Rate Transaction dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Bank of America, N.A.

4.9 Confirmation for U.S. Dollar Interest Rate Transaction dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Bank of America, N.A.

4.10 Confirmation for U.S. Dollar Interest dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Credit Suisse First Boston International.

4.11 Confirmation for U.S. Dollar Interest dated as of March 28, 2002 between CNH Equipment Trust 2002-A and Credit Suisse First Boston International.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown, Rowe & Maw dated March 28, 2002.